Exhibit 10.4

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”), is made the 9th day of August, 2007, by and between Congregation Ahavas Tzedokah Vechesed Inc., with a mailing address of 1347 42nd Street, Brooklyn, NY 11219-1406 (“CATV”), and WAA, LLC with an address of c/o Voyant International Corporation, 530 Lytton Avenue, 2nd Floor, Palo Alto, California 94301 (“WAA”), and is acknowledged by Voyant International Corporation, 530 Lytton Avenue, 2nd Floor, Palo Alto, California 94301 (the “Borrower”).

WHEREAS, Borrower may become indebted to CATV pursuant to a $600,000 Senior Secured Note (the “Note”), dated as of the date hereof, and related agreements, instruments and documents (together with the Note, and including the Transaction Documents (as defined in the Note), the “Loan Documents”);

WHEREAS, Borrower has borrowed $350,000 from WAA (the “WAA Loan”) pursuant to the terms of a Secured Promissory Note, dated November 9, 2006 (the “WAA Note”);

WHEREAS, WAA will receive benefits from CATV extending credit to or for the account of the Borrower; and

WHEREAS, CATV would not extend credit to the Borrower unless and until WAA agreed to enter into this Agreement to provide for, among other things, the pari passu treatment of the WAA Collateral (as defined below);

NOW THEREFORE, in consideration of their mutual promises and other good and valuable consideration, and to induce CATV to extend to the loan described above and to induce CATV to provide credit to the Borrower, the undersigned agree as follows:

1.

This Intercreditor Agreement is made pursuant to the Loan Documents.  Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given in the Loan Documents.

2.

WAA hereby represents and warrants to CATV that, other than the security interest in the WAA Collateral, the WAA Loan is unsecured.  In the event that the WAA Loan becomes secured by any collateral other than the WAA Collateral (which WAA acknowledges may not occur without CATV’s prior written consent), WAA hereby subordinates any lien, security interest, mortgage, pledge, assignment or other interest in any real or personal property of Borrower (other than the WAA Collateral) securing the WAA Loan to any and all liens, security interests, mortgages, pledges, assignments or other interests that may now or hereafter be granted by Borrower to CATV in connection with the Loan Documents, and WAA agrees to take any and all such further actions, and to execute and deliver such other documents as may be reasonably necessary or appropriate to effect such subordination.  WAA agrees that it will not contest (or join with any other creditor in contesting) the attachment, perfection or priority of CATV’s security interest in and liens on any of the collateral (other than the WAA Collateral) securing indebtedness or liabilities of the Borrower to CATV under the Loan Documents (the “Senior Collateral”) or commence or prosecute (or join with any other creditor in commencing or prosecuting) any action or proceeding asserting that CATV’s security interest in and liens on any Senior Collateral are voidable as a preference or a fraudulent conveyance under the Bankruptcy Code or a fraudulent transfer under applicable state or federal law or are otherwise invalid or unenforceable.  CATV shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of or otherwise realize upon any of the Senior Collateral.

3.

WAA and CATV hereby agree that, notwithstanding the date of attachment, perfection or filing of any security interest, the “Collateral” as defined in the WAA Note (the “WAA Collateral”) shall secure the WAA Loan and the loan evidenced by the Loan Documents on a pari passu basis, pro rata based on the amount outstanding under the WAA Note and the Loan Documents.  WAA hereby authorizes CATV to file a UCC-3 in the office of the Secretary of State of the State of Nevada to evidence the provisions of this Section 3.

4.

WAA will not at any time, until all indebtedness and liabilities of Borrower to CATV then existing under the Loan Documents have been paid in full (a) demand, accept or receive from Borrower any payment on account of the WAA Loan; (b) demand, accept or receive any collateral for the WAA Loan other than the WAA Collateral (except with CATV’s express prior written consent); (c) assert against Borrower any right of set-off or of subrogation; (d) transfer, pledge or assign any or all of the WAA Loan to any person, unless transferred, pledged or assigned subject to this Agreement; (e) amend, supplement or otherwise modify the documents governing the WAA Loan; or (f) accept, demand or receive any optional prepayment under Section 2.3 of the WAA Note.

5.

WAA will not vote its claim in any insolvency or similar proceeding for any plan of reorganization that does not provide for the subordination of the payment of such claim to the extent not satisfied by WAA’s pro rata share of the WAA Collateral to the prior payment in full in cash of CATV’s claims in a manner consistent with this Agreement and which does not provide for the subordination of any security interest in any Senior Collateral to CATV’s security interest therein in a manner consistent with this Agreement.  CATV shall not act in a manner inconsistent with this Agreement and the treatment of WAA’s interest in the WAA Collateral on a pari passu basis with CATV’s interest therein.

6.

Each party agrees to take all actions reasonably necessary or appropriate  to confirm, maintain, establish or preserve for the other party the benefits of this Intercreditor Agreement and will execute all agreements which a party may reasonably request in order to carry out the terms and intent of this Agreement.

7.

No action which either party, or Borrower with or without the consent of either party, may take, or refrain from taking with respect to any indebtedness and other liabilities of Borrower to such party, or any note or agreement representing the same, or any collateral therefor, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Intercreditor Agreement or the obligations of either party hereunder, unless agreed to in writing by the parties hereto.

8.

In the event that either party shall transfer any indebtedness or other liabilities of Borrower to any person or entity, the transferee thereof and successive transferees thereafter shall have the same rights hereunder as the transferor, it being intended that the benefits of this Agreement shall attach to and follow said indebtedness or other liabilities irrespective of changes in the ownership thereof.

9.

This Agreement shall be binding upon the parties and their heirs, successors and permitted assigns.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  No delay or failure on the part of either party in exercising any right hereunder or any other right shall operate as a waiver of any such rights.  In no event shall any modification or waiver of any of the provisions of this Agreement be effective unless in writing, signed by the parties hereto and any such waiver shall be applicable only to the extent of the specific instance for which it is given.  In the event any provision or clause of this Agreement conflicts with applicable law, such conflict shall not affect other provisions which can be given effect without the conflicting provisions, and to this end the provisions of this Agreement are declared to be severable.

10.

In the event of a dispute arising hereunder, the parties agree that the prevailing party shall be entitled to recover its reasonable costs, including attorneys’ fees and legal expenses, incurred in connection with such litigation from the other party.

11.

This Agreement shall terminate upon the payment, in full, of all the indebtedness and other obligations (other than contingent indemnification obligations) owed to CATV under the Loan Documents; provided, that this Agreement shall be reinstated if any payment received by CATV and applied to indebtedness or obligations under the Loan Documents is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, in an insolvency or bankruptcy proceeding affecting the Borrower), the obligations to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such obligations as fully as if such application had never been made.

IN WITNESS WHEREOF, the undersigned have executed this Intercreditor Agreement as of the 9th day of August, 2007.

WAA, LLC

By:
Name:
Title:

CONGREGATION AHAVAS TZEDOKAH VECHESED INC.

By:
Name:
Title:

The undersigned, Borrower, hereby agrees not to make any payments or take any other action contrary to the provisions of this Agreement.

VOYANT INTERNATIONAL CORPORATION

By:
Name:
Title:

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